SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                           March 14, 2000
          ------------------------------------------------
          Date of Report (Date of Earliest Event Reported)


                 MidAmerican Energy Holdings Company
          ------------------------------------------------
         (Exact Name of Registrant as Specified in Charter)


      Iowa                          0-25551                   94-2213782
------------------               --------------             -------------
(State or Other Jurisdiction      Commission File            (IRS Employer
   of Incorporation)                  Number)             Identification No.)


                          666 Grand Avenue
                       Des Moines, Iowa 50309
         ---------------------------------------------------
        (Address of Principal Executive Offices and Zip Code)

                           (515) 242-4300
         ---------------------------------------------------
        (Registrant's Telephone Number, Including Area Code)


                                 N/A
      --------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)



Item 1.  Changes in Control of Registrant.
         --------------------------------

            On March 14, 2000, MidAmerican Energy Holdings Company, an Iowa corporation ("MidAmerican"), announced that an investor group including Berkshire Hathaway Inc., Walter Scott, Jr. and David L. Sokol had completed its acquisition of MidAmerican pursuant to a previously disclosed Agreement and Plan of Merger, dated as of October 24, 1999 (the "Merger Agreement"), among MidAmerican, Teton Formation L.L.C. ("Parent") and Teton Acquisition Corp. ("Acquisition"). Pursuant to the Merger Agreement, Acquisition was merged with and into MidAmerican, and each outstanding share of MidAmerican's common stock (other than shares held by MidAmerican, Parent and Acquisition and their subsidiaries and other than dissenting shares) was converted into the right to receive $35.05 per share in cash, without interest.

            A copy of the press release announcing the consummation of the merger is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

            (c)   Exhibits.

                  99.1  Press Release, dated March 14, 2000.




                              SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2000

                              MIDAMERICAN ENERGY HOLDINGS
                              COMPANY


                              By: /s/Steven A. McArthur
                                   Name:  Steven A. McArthur
                                   Title: Senior Vice President,
                                          Mergers and Acquisitions




                            Exhibit Index

Exhibit                 Description

99.1                    Press Release, dated March 14, 2000.